UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2017

Multi-Color Corporation

(Exact name of Registrant as specified in its Charter)

Ohio	0-16148	31-1125853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )

4053 Clough Woods Dr., Batavia, Ohio		45103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (513) 381-1480

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark is the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

INTRODUCTORY NOTE

On October 31, 2017, Multi-Color Corporation, an Ohio corporation (the “Registrant” or “Multi-Color”) completed its previously announced acquisition (“Acquisition”) pursuant to the Sale and Purchase Agreement (as amended, the “Purchase Agreement”), dated as of July 16, 2017, by and among MCC, Constantia Flexibles Germany GmbH, a private limited liability company organized under the laws of Germany, Constantia Flexibles International GmbH, a private limited liability company organized under the laws of the Republic of Austria, Constantia Flexibles Group GmbH, a private limited liability company organized under the laws of the Republic of Austria, and GPC Holdings B.V., a private limited liability company organized under the laws of the Netherlands (collectively, “Constantia”). Capitalized terms used in this Report but not defined herein shall have the respective meanings assigned thereto in the Purchase Agreement.

Item 9.01 – Financial Statements and Exhibits

On November 3, 2017, Multi-Color Corporation filed a Current Report on Form 8-K (the “Original Filing”) to report Multi-Color’s acquisition of the Labels Division of Constantia ( “Constantia Labels”). This Form 8-K/A is being filed to amend the Original Filing to provide the required financial statements and pro forma financial information described below.

(a)	Financial Statements of Businesses Acquired:

The audited consolidated financial statements of Constantia Labels for the years ended December 31, 2016 and December 31, 2015, including the notes to such financial statements, are incorporated herein by reference to Exhibit 99.1. The unaudited condensed consolidated financial statements of Constantia Labels for the six months ended June 30, 2017, including the notes to such financial statements, are incorporated herein by reference to Exhibit 99.2.

(b)	Pro Forma Financial Information:

The pro forma financial information of Multi-Color and Constantia Labels, including the unaudited pro forma balance sheet as of June 30, 2017, the unaudited pro forma combined statements of income for the year ended March 31, 2017 and three months ended June 30, 2017, including the notes to such pro forma financial information, are incorporated herein by reference to Exhibit 99.3.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of PwC Wirtschaftsprufung GmbH

99.1	Constantia Labels audited consolidated financial statements for the years ended December 31, 2016 and December 31, 2015

99.2	Constantia Labels unaudited consolidated financial statements for the six months ended June 30, 2017

99.3	Multi-Color and Constantia Labels unaudited pro forma balance sheet as of June 30, 2017, unaudited pro forma combined statements of income for the year ended March 31, 2017 and three months ended June 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-COLOR CORPORATION

Date: November 7, 2017	/s/ Sharon E. Birkett
Sharon E. Birkett
Vice President, Chief Financial Officer and Secretary